CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION
                         906 OF THE SARBANES-OXLEY ACT

I, James Murchie, President of EIP Investment Trust (the "Registrant"), certify that, to my knowledge:

         1. The Form N-CSR of the Registrant for the fiscal period ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    02/22/2007                /S/ JAMES MURCHIE
     ----------------------        --------------------------------------------
                                   James Murchie, President
                                   (principal executive officer)


I, Linda Longville, Treasurer, Principal Financial Officer and Accounting Officer of EIP Investment Trust (the "Registrant"), certify that, to my knowledge:

         1. The Form N-CSR of the Registrant for the fiscal period ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    02/22/2007               /S/ LINDA LONGVILLE
     ---------------------        ----------------------------------------------
                                  Linda Longville, Treasurer, Principal
                                  Financial Officer and  Accounting Officer
                                  (principal financial officer)